BenchmarkA Performance data (as at 31/08/15) 80 ! MSCI Golden Dragon Index (Net) 400 20 ! CSI 300 Index (Net) 350 300 Investment objective 250 200 Long term capital appreciation through investments 150 primarily in equity securities of companies with 100 substantial assets in, or revenues derived from, the People’s Republic of China, Hong Kong, 50 Taiwan and Macau. 0 08/95 08/97 08/99 08/03 08/05 08/07 08/09 08/11 08/13 08/15 Fund statistics S h a r e p r i c e N et asset v alue Ben c h m a r k A Fund mZnZger Emerson Yip % 1 mth 3 mths 2015 YTD 1 year 3 year 5 year 10 years Listed New York Stock Exchange ShZre price -15.0 -28.6 -14.5 -8.7 24.3 13.7 110.6 Net Zsset vZlue -12.4 -25.7 -8.7 -1.8 33.7 24.8 108.9 Net Assets (as at 31/08/15) USD 114.15m BenchmarkA 11.6 23.6 8.0 1.6 30.2 29.4 111.6 LZunch dZte 16th July 1992 Dividends (Ex-dividend dZte) USD 0.2370 (9 December 2015) B % 2015/2014 2014/2013 2013/2012 2012/2011 2011/2010 ActuZl LeverZge7.6! ShZre price -8.7 14.5 19.0 -11.1 2.9 Net Zsset vZlue -1.8 15.0 18.4 -12.1 6.2 BenchmarkA 1.6 16.6 13.5 7.0 6.9 Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. All return data includes investment Market capitalization breakdown management fees, administrative and custodial charges, bank loan expenses and assumes the (as at 31/08/15) reinvestment of all distributions. Returns for periods less than one year are not annualized. (Large Cap > USD 2bn, Mid Cap USD 500m USD 2bn, Small Cap USD 500m) Top 10 holdings (as at 31/08/15) Holding Fund ! BenchmZrkA weight Tencent Holdings 5.5 4.5 Taiwan Semiconductor Manufacturing 5.2 5.0 China Construction Bank* 4.4 3.1 AIA Group 3.8 3.4 Ping An Insurance* 3.3 2.1 China Merchants Bank* 2.8 1.2 CK Hutchison Holdings 2.0 1.8 China Vanke Co* 1.8 0.5 China Petroleum & Chemical 1.8 1.0 Fubon Financial Holding 1.7 0.6 Large Cap 134 Stocks Mid Cap 27 Stocks Small Cap 4 Stocks SubTotal * Denotes China Ashare holding 32.3 23.2 Total number of stocks in the Fund’s portfolio: 165 Sector (as at 31/08/15) A On 01/03/01 the benchmark of the Fund was changed from 25% TWII, 20% BNPPCI, 50% MSCI HK, 5% HSBC to MSCI Golden Dragon Index (Total). On 13/04/12 the benchmark was changed to 80% MSCI Golden Dragon Index, 20% CSI 300 Index. On 01/10/13 the Fund’s benchmark was changed to a net, rather than gross, basis. Formerly JF China Region Fund, Inc., the Fund name was changed on 06/12/13. B Actual leverage represents the excess amount above shareholders’ funds of total assets less cash/cash equivalents, expressed as a percentage of shareholders’ funds. If the amount calculated is negative, this represents a net cash position. Fund % 36.1% 20.9% 9.4% 8.9% 4.4% 4.3% 4.2% 2.9% 2.8% 1.2% 4.9% 100.0% Financials Information Technology Industrials Consumer Discretionary Telecommunication Services Utilities Health Care Consumer Staples Energy Materials Liquidity Total Active % -3.4% 2.0% -0.4% 2.3% -1.8% -0.8% 2.2% -0.6% -1.5% -2.9% 4.9% Fund information Portfolio (as at 31/08/15) Share price USD 14.45 NAV per share USD 17.70 Discount (-) / Premium Current -18.4! Shares in issue 6,447,637 Fund code Bloomberg JFC US ISIN US46614T1079 Sedol 2471392 Fund % 21.4% 18.7% 17.9% 15.7% 11.0% 8.7% 1.1% 0.3% 0.3% 4.9% 100.0% Portfolio review Hong Kong China - ‘A’ Shares China - Hong Kong ‘H’ Taiwan China - Hong Kong ‘P Chip’ China - Hong Kong ‘Red Chip’ China - Others China - ‘B’ Shares China - Singapore Listed Net Liquidity Total Active % 2.9% -1.3% -3.2% -5.9% 2.5% -1.5% 1.1% 0.2% 0.3% 4.9% (as at 31/08/15) Greater China markets fell sharply. China surprised markets by devaluing the RMB 2% midmonth in what authorities claimed was a technical adjustment, aligning the currency’s fixing with its marketimplied value. Markets interpreted the adjustment as not only an acknowledgment of China’s obvious economic weakness, but also as a step towards a substantial competitive devaluation. Subsequent interest rate and reserve ratio cuts did not assuage investors; only government buying of equities was able to somewhat stabilize markets. The MSCI China and Hong Kong Index fell double digits, while the Taiwan Index outperformed on monthend market intervention by the government and comments from Apple that iPhone sales in China remained strong. Market outlook (as at 31/08/15) China’s devaluation and the ongoing heavyhanded attempts to stabilize stock markets show a government that has moved to a progrowth stance, away from market discipline and ‘reform’. We are neither cyclically optimistic about China nor do we anticipate a material positive impact from loosening policies, although we do believe that further depreciation of the RMB is unlikely in the near term given China’s ample reserves and fears of accelerating capital outflows. That all said, there is still growth in China at the micro level and we have increased positions in healthcare, services and technology during the correction. Our core strategies remain unchanged. Further information Investment Adviser: JF International Management Inc. Website: www.jpmchinaregionfund.com Administration: Lucy Dina +44 (0)20 7742 3735 US Representative: Mark Tuttle +1 (617) 624 6330 Full portfolio holdings (as at 31/08/15) Values Sum of Traded Sum of Holding Market Value (Base) Weight Financials 46,615,963 CHINA CONSTRUCTION BANK CORP COMMON STOCK HKD 1 AIA GROUP LTD COMMON STOCK HKD 0 PING AN INSURANCE GROUP CO OF CHINA LTD COMMON CHINA MERCHANTS BANK CO LTD COMMON STOCK HKD 1 FUBON FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 CHEUNG KONG PROPERTY HOLDINGS LTD COMMON STOCK HKD CHINA VANKE CO LTD COMMON STOCK HKD 1 HONGKONG LAND HOLDINGS LTD COMMON STOCK USD 0.1 BOC HONG KONG HOLDINGS LTD COMMON STOCK HKD 0 HONG KONG EXCHANGES AND CLEARING LTD COMMON STOCK CHINA PACIFIC INSURANCE GROUP CO LTD COMMON STOCK CHINA MINSHENG BANKING CORP LTD COMMON STOCK HKD 1 E.SUN FINANCIAL HOLDING CO LTD COMMON STOCK TWD 10 CHINA MERCHANTS BANK CO LTD COMMON STOCK CNY 1 CHINA CITIC BANK CORP LTD COMMON STOCK HKD 1 NEW WORLD DEVELOPMENT CO LTD COMMON STOCK HKD 0 HANG SENG BANK LTD COMMON STOCK HKD 0 SUN HUNG KAI PROPERTIES LTD COMMON STOCK HKD 0 INDUSTRIAL BANK CO LTD COMMON STOCK CNY 1 CHINA TAIPING INSURANCE HOLDINGS CO LTD COMMON BANK OF COMMUNICATIONS CO LTD COMMON STOCK CNY 1 DAH SING FINANCIAL HOLDINGS LTD COMMON STOCK HKD 0 SUNAC CHINA HOLDINGS LTD COMMON STOCK HKD 0.1 SHANGHAI PUDONG DEVELOPMENT BANK CO LTD COMMON HAITONG SECURITIES CO LTD COMMON STOCK CNY 1 YUEXIU REAL ESTATE INVESTMENT TRUST REIT HKD 0 CITIC SECURITIES CO LTD COMMON STOCK CNY 1 CHINA MINSHENG BANKING CORP LTD COMMON STOCK CNY 1 PING AN BANK CO LTD COMMON STOCK CNY 1 WHEELOCK & CO LTD COMMON STOCK HKD 0 CHAMPION REIT REIT HKD 0 CHINA VANKE CO LTD COMMON STOCK CNY 1 GREAT EAGLE HOLDINGS LTD COMMON STOCK HKD 0.5 POLY REAL ESTATE GROUP CO LTD COMMON STOCK CNY 1 CHINA CINDA ASSET MANAGEMENT CO LTD COMMON STOCK HSBC HOLDINGS PLC COMMON STOCK GBP 0.5 CHINA FORTUNE LAND DEVELOPMENT CO LTD COMMON STOCK KERRY PROPERTIES LTD COMMON STOCK HKD 1 DAH SING BANKING GROUP LTD COMMON STOCK HKD 0 CHAILEASE HOLDING CO LTD COMMON STOCK TWD 10 5,627,880 4.4 4,879,892 3.8 4,256,126 3.3 2,442,659 1.9 2,248,970 1.7 1,877,717 1.5 1,875,893 1.4 1,575,684 1.2 1,495,926 1.2 1,476,680 1.1 1,302,137 1.0 1,267,389 1.0 1,245,509 1.0 1,192,537 0.9 1,040,703 0.8 925,354 0.7 891,451 0.7 874,291 0.7 768,981 0.6 763,528 0.6 699,109 0.5 649,336 0.5 633,632 0.5 621,271 0.5 594,514 0.5 586,463 0.5 557,150 0.4 549,578 0.4 547,227 0.4 544,255 0.4 437,685 0.3 407,964 0.3 367,468 0.3 343,111 0.3 327,389 0.3 276,418 0.2 260,878 0.2 133,212 0.1 34,758 0.0 15,239 0.0 Information Technology 26,973,852 20.9 TENCENT HOLDINGS LTD COMMON STOCK HKD 0.00002 TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD COMMON LARGAN PRECISION CO LTD COMMON STOCK TWD 10 ADVANCED SEMICONDUCTOR ENGINEERING INC COMMON CATCHER TECHNOLOGY CO LTD COMMON STOCK TWD 10 DELTA ELECTRONICS INC COMMON STOCK TWD 10 AAC TECHNOLOGIES HOLDINGS INC COMMON STOCK HKD CHIPBOND TECHNOLOGY CORP COMMON STOCK TWD 10 WANGSU SCIENCE & TECHNOLOGY CO LTD COMMON STOCK ZHEJIANG DAHUA TECHNOLOGY CO LTD COMMON STOCK CNY SILICON MOTION TECHNOLOGY CORP ADR USD 0.01 PCHOME ONLINE INC COMMON STOCK TWD 10 NANYA TECHNOLOGY CORP COMMON STOCK TWD 10 POWERTECH TECHNOLOGY INC COMMON STOCK TWD 10 HANGZHOU HIKVISION DIGITAL TECHNOLOGY CO LTD AISINO CORP COMMON STOCK CNY 1 VTECH HOLDINGS LTD COMMON STOCK HKD 0.05 GUANGZHOU HAIGE COMMUNICATIONS GROUP INC CO COMMON WONDERS INFORMATION CO LTD COMMON STOCK CNY 1 7,054,231 5.5 6,704,769 5.2 1,763,585 1.4 1,565,372 1.2 1,428,571 1.1 1,397,744 1.1 1,253,169 1.0 608,962 0.5 584,215 0.4 558,340 0.4 501,067 0.4 475,382 0.4 413,396 0.3 399,312 0.3 395,471 0.3 308,337 0.2 282,251 0.2 241,102 0.2 187,882 0.1 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Information Technology continued GOERTEK INC COMMON STOCK CNY 1 158,747 0.1 EAST MONEY INFORMATION CO LTD COMMON STOCK CNY 1 140,541 0.1 BEIJING THUNISOFT CORP LTD 133,249 0.1 BEIJING EGOVA CO LTD COMMON STOCK CNY 1 123,798 0.1 SHENZHEN OFILM TECH CO LTD COMMON STOCK CNY 1 109,044 0.1 BEIJING TENSYN DIGITAL MARKETING TECHNOLOGY JSC 94,714 0.1 SHENZHEN DEREN ELECTRONIC CO LTD COMMON STOCK CNY 90,601 0.1 PCHOME ONLINE INC RIGHT TWD 0 0.0 Industrials 12,189,755 9.4 CK HUTCHISON HOLDINGS LTD COMMON STOCK HKD 1 2,559,158 2.0 CHINA EVERBRIGHT INTERNATIONAL LTD COMMON STOCK 1,210,250 0.9 CAR INC COMMON STOCK HKD 0.00001 977,220 0.8 ORIENT OVERSEAS INTERNATIONAL LTD COMMON STOCK HKD 927,755 0.7 CHINA CONCH VENTURE HOLDINGS LTD COMMON STOCK HKD 845,179 0.6 SHUN TAK HOLDINGS LTD COMMON STOCK HKD 0 785,285 0.6 CHINA SHIPBUILDING INDUSTRY CO LTD COMMON STOCK 485,397 0.4 HAN’S LASER TECHNOLOGY INDUSTRY GROUP CO LTD 411,279 0.3 SHANGHAI INTERNATIONAL AIRPORT CO LTD COMMON STOCK 395,457 0.3 CHINA MACHINERY ENGINEERING CORP COMMON STOCK HKD 368,839 0.3 CHINA STATE CONSTRUCTION ENGINEERING CORP LTD 363,399 0.3 AVIC AIRCRAFT CO LTD COMMON STOCK CNY 1 343,912 0.3 CHINA RAILWAY CONSTRUCTION CORP LTD COMMON STOCK 330,723 0.3 SPRING AIRLINES CO LTD COMMON STOCK CNY 1 329,308 0.2 BEIJING ORIGINWATER TECHNOLOGY CO LTD COMMON STOCK 283,149 0.2 SUZHOU GOLD MANTIS CONSTRUCTION DECORATION CO LTD 257,385 0.2 CHINA COMMUNICATIONS CONSTRUCTION CO LTD COMMON 230,940 0.2 DAQIN RAILWAY CO LTD COMMON STOCK CNY 1 224,227 0.2 ZHENGZHOU YUTONG BUS CO LTD COMMON STOCK CNY 1 220,896 0.2 CRRC CORP LTD COMMON STOCK CNY 1 199,178 0.1 XIAMEN C & D INC COMMON STOCK CNY 1 156,145 0.1 GUANGSHEN RAILWAY CO LTD COMMON STOCK CNY 1 148,010 0.1 HENAN PINGGAO ELECTRIC CO LTD COMMON STOCK CNY 1 136,665 0.1 Consumer Discretionary 11,451,072 8.9 SAMSONITE INTERNATIONAL SA COMMON STOCK HKD 0.01 785,259 0.6 WYNN MACAU LTD COMMON STOCK HKD 0.001 753,089 0.6 TECHTRONIC INDUSTRIES CO LTD COMMON STOCK HKD 0 736,534 0.6 MELCO CROWN ENTERTAINMENT LTD ADR USD 0.01 632,699 0.5 CHONGQING CHANGAN AUTOMOBILE CO LTD COMMON STOCK 623,328 0.5 VIPSHOP HOLDINGS LTD ADR USD 0.0001 507,318 0.4 MAN WAH HOLDINGS LTD COMMON STOCK HKD 0.4 499,640 0.4 XINYI GLASS HOLDINGS LTD COMMON STOCK HKD 0.1 495,728 0.4 FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK HKD 475,236 0.4 LIFESTYLE INTERNATIONAL HOLDINGS LTD COMMON STOCK 459,102 0.4 PACIFIC TEXTILES HOLDINGS LTD COMMON STOCK HKD 443,997 0.3 SUNING COMMERCE GROUP CO LTD COMMON STOCK CNY 1 350,741 0.3 CHINA MAPLE LEAF EDUCATIONAL SYSTEMS LTD COMMON 321,299 0.3 MIDEA GROUP CO LTD COMMON STOCK CNY 1 318,319 0.2 STELLA INTERNATIONAL HOLDINGS LTD COMMON STOCK HKD 317,020 0.2 TUNG THIH ELECTRONIC CO LTD COMMON STOCK TWD 10 291,677 0.2 ZHEJIANG HUACE FILM & TV CO LTD COMMON STOCK CNY 1 283,551 0.2 GREE ELECTRIC APPLIANCES INC OF ZHUHAI COMMON 266,210 0.2 JOHNSON HEALTH TECH CO LTD COMMON STOCK TWD 10 265,635 0.2 NEXTEER AUTOMOTIVE GROUP LTD COMMON STOCK HKD 0.1 265,624 0.2 CHINA HARMONY NEW ENERGY AUTO HOLDING LTD COMMON 256,556 0.2 MINTH GROUP LTD COMMON STOCK HKD 0.1 243,508 0.2 TCL CORP COMMON STOCK CNY 1 240,539 0.2 CHINA SOUTH PUBLISHING & MEDIA GROUP CO LTD COMMON 213,135 0.2 CHINA INTERNATIONAL TRAVEL SERVICE CORP LTD COMMON 192,062 0.1 BEIJING GEHUA CATV NETWORK CO LTD COMMON STOCK CNY 163,195 0.1 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Consumer Discretionary continued CHOW TAI FOOK JEWELLERY GROUP LTD COMMON STOCK HKD 160,447 0.1 FUYAO GLASS INDUSTRY GROUP CO LTD COMMON STOCK CNY 156,209 0.1 HUAYU AUTOMOTIVE SYSTEMS CO LTD COMMON STOCK CNY 1 145,312 0.1 QINGDAO HAIER CO LTD COMMON STOCK CNY 1 134,784 0.1 NAVINFO CO LTD COMMON STOCK CNY 1 128,197 0.1 SAIC MOTOR CORP LTD COMMON STOCK CNY 1 125,349 0.1 GUANGDONG ADVERTISING GROUP CO LTD COMMON STOCK 108,896 0.1 SHENZHEN TEMPUS GLOBAL TRAVEL HOLDINGS LTD COMMON 90,875 0.1 Liquidity 6,334,432 4.9 Net Liquidity 6,334,432 4.9 Telecommunication Services 5,704,627 4.4 CHINA MOBILE LTD COMMON STOCK HKD 0 1,853,756 1.4 CHINA TELECOM CORP LTD COMMON STOCK HKD 1 1,509,786 1.2 CHINA UNICOM HONG KONG LTD COMMON STOCK HKD 0 1,142,780 0.9 HKT TRUST & HKT LTD STAPLED SECURITY HKD 0.0005 457,178 0.3 CITIC TELECOM INTERNATIONAL HOLDINGS LTD COMMON 292,158 0.2 HKBN LTD COMMON STOCK HKD 0.0001 225,031 0.2 CHINA UNITED NETWORK COMMUNICATIONS LTD COMMON 223,939 0.2 Utilities 5,521,095 4.3 CHINA LONGYUAN POWER GROUP CORP LTD COMMON STOCK 1,204,227 0.9 CHINA RESOURCES GAS GROUP LTD COMMON STOCK HKD 0.1 1,166,302 0.9 BEIJING ENTERPRISES WATER GROUP LTD COMMON STOCK 1,059,864 0.8 CHEUNG KONG INFRASTRUCTURE HOLDINGS LTD COMMON 997,658 0.8 SIIC ENVIRONMENT HOLDINGS LTD COMMON STOCK SGD 0 375,033 0.3 CHINA YANGTZE POWER CO LTD COMMON STOCK CNY 1 330,726 0.3 GD POWER DEVELOPMENT CO LTD COMMON STOCK CNY 1 291,975 0.2 SDIC POWER HOLDINGS CO LTD COMMON STOCK CNY 1 95,310 0.1 Health Care 5,398,686 4.2 SINO BIOPHARMACEUTICAL LTD COMMON STOCK HKD 0.025 1,509,977 1.2 CSPC PHARMACEUTICAL GROUP LTD COMMON STOCK HKD 0 939,942 0.7 PHOENIX HEALTHCARE GROUP CO LTD COMMON STOCK HKD 912,972 0.7 JIANGSU HENGRUI MEDICINE CO LTD COMMON STOCK CNY 1 557,717 0.4 IKANG HEALTHCARE GROUP INC ADR USD 0.01 550,640 0.4 KANGMEI PHARMACEUTICAL CO LTD COMMON STOCK CNY 1 228,388 0.2 HUALAN BIOLOGICAL ENGINEERING INC COMMON STOCK CNY 216,236 0.2 HUMANWELL HEALTHCARE GROUP CO LTD COMMON STOCK CNY 181,717 0.2 AIER EYE HOSPITAL GROUP CO LTD COMMON STOCK CNY 1 153,991 0.1 TASLY PHARMACEUTICAL GROUP CO LTD COMMON STOCK CNY 147,105 0.1 Consumer Staples 3,828,632 2.9 PRESIDENT CHAIN STORE CORP COMMON STOCK TWD 10 975,996 0.7 CHINA MENGNIU DAIRY CO LTD COMMON STOCK HKD 0.1 814,743 0.6 INNER MONGOLIA YILI INDUSTRIAL GROUP CO LTD COMMON 739,034 0.6 KWEICHOW MOUTAI CO LTD COMMON STOCK CNY 1.0 498,820 0.4 YONGHUI SUPERSTORES CO LTD COMMON STOCK CNY 1 356,176 0.3 LUZHOU LAOJIAO CO LTD COMMON STOCK CNY 1 152,351 0.1 HEILONGJIANG AGRICULTURE CO LTD COMMON STOCK CNY 1 149,226 0.1 HENGAN INTERNATIONAL GROUP CO LTD COMMON STOCK HKD 142,286 0.1 Energy 3,588,425 2.8 CHINA PETROLEUM & CHEMICAL CORP COMMON STOCK HKD 1 2,268,654 1.8 CNOOC LTD COMMON STOCK HKD 0 1,158,153 0.9 CHINA SHENHUA ENERGY CO LTD COMMON STOCK CNY 1 161,618 0.1 Full portfolio holdings (cont’d) Values Sum of Traded Sum of Holding Market Value (Base) Weight Materials 1,541,808 1.2 ANGANG STEEL CO LTD COMMON STOCK HKD 1 425,352 0.3 BBMG CORP COMMON STOCK HKD 1 354,836 0.3 ANHUI CONCH CEMENT CO LTD COMMON STOCK CNY 1 258,018 0.2 BAOSHAN IRON & STEEL CO LTD COMMON STOCK CNY 1 203,279 0.2 HEBEI IRON & STEEL CO LTD COMMON STOCK CNY 1 159,877 0.1 KINGFA SCI & TECH CO LTD COMMON STOCK CNY 1 140,445 0.1 Grand Total 129,148,347 100.0 Source: J.P. Morgan, Reuters, Bloomberg Benchmark Source: MSCI. The MSCI data is comprised of a custom index calculated by MSCI for, and as requested by, JPMAM (UK). The MSCI data is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. All equity indices stated as ‘Net’ are calculated net of tax as per the standard published approach by the index vendor unless stated otherwise. This material should not be relied on as including sufficient information to support an investment decision. US recipients of this information that wish to receive further information or effect transactions in the Fund’s shares should contact JPM New York and not other brokers who may be listed in this report. This document contains information concerning the performance of JF Investment Companies. It does not constitute or contain, and may not be used for the purposes of or in connection with, any offer or invitation or solicitation by or o n behalf of any of the investment companies described herein to subscribe for or to purchase securities by anyone in any jurisdiction in which such offer, invitation or solicitation is not authorised, or to any person to whom it is unlawful to make such offer, invitation or solicitation. There is no assurance that the Fund will achieve its investment objective. You should remember that past performance is not a guide to the future. The price of investments and the income from them may fall as well as rise and you may not get back the full amount invested. All performance assumes reinvestment of all dividends and capital gain distributions. Total return based on share price reflects changes in market value. Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Shares of the Fund may trade above or below its net asset value. Current performance may be lower or higher than the performance data quoted. When a subscription involves a foreign exchange transaction, it may be subject to the fluctuations of currency values. Exchange rates may also cause the value of underlying overseas investments to go up or down. Investments in emerging markets may involve a higher element of risk due political and economic instability and underdeveloped markets and systems. Investments in smaller companies may involve a higher degree of risk as markets are usually more sensitive to price movements. Concentrating investments in the greater China region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. The views expressed herein are not to be taken as advice or a recommendation to buy or sell any investment.